UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 27, 2012

Cazador Acquisition Corporation Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-34887	98-0668024
(State or other jurisdiction of incorporation)	(Commission (File Number)	(I.R.S. Employer Identification No.)

BBVA Building, P1 254 Muñoz Rivera Avenue San Juan, Puerto Rico	00918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(787) 993-9650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 27, 2012, Cazador Acquisition Corporation Ltd. (the “Company”) issued a press release announcing that it had postponed its special meeting of shareholders originally scheduled to take place on September 28, 2012. The special meeting was adjourned until October 2, 2012 at 10:00 a.m., New York City time, at its original location. The record date for the special meeting remains August 27, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Disclaimer

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information

In connection with the proposed Merger, the Company and Net Element, Inc. (“Net Element”) have prepared and filed with the Securities and Exchange Commission (“SEC”) a joint proxy statement/prospectus (which has been included in an effective Registration Statement on Form S-4). A definitive joint proxy statement/prospectus and a form of proxy were mailed, on or about September 5, 2012, to the shareholders of the Company and the shareholders of Net Element. Before making any voting decision, shareholders are urged to read the joint proxy statement/prospectus carefully and in its entirety because it contains important information about the proposed merger. Shareholders are able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents filed with the SEC through the SEC’s website at http://www.sec.gov.

Forward-Looking Statements

This report contains forward-looking statements that reflect the Company’s and Net Element’s current beliefs, expectations or intentions regarding future events. Any statements contained in this report that are not statements of historical fact may be deemed forward-looking statements. Words such as “may,” “will,” “could,” “should,” “expect,” “proposed,” “contemplated,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Net Element’s expectations with respect to the surviving company’s plans, objectives, expectations and intentions with respect to future operations; approval and adoption of the Merger Agreement by the requisite number of shareholders; the satisfaction of closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and Net Element and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the failure of the merger to close for any reason; (ii) general business and economic conditions; (iii) the performance of financial markets; (iv) risks relating to the consummation of the contemplated merger, including the risk that required shareholder approval and regulatory agencies might not be obtained in a timely manner or at all or that other closing conditions are not satisfied; (v) the impact of the merger on the markets for the surviving company’s products and services; (vi) the employees of the Company and Net Element not being combined and integrated successfully; (vii) operating costs and business disruption following the merger, including adverse effects on employee retention and on the Net Element’s business relationships with third parties; (viii) the inability of the surviving company following the closing of the merger to meet Nasdaq’s listing requirements; and (ix) the future performance of the surviving company following the closing of the merger. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by each of the Company and Net Element with the SEC. Each of the Company and Net Element anticipate that subsequent events and developments may cause their views and expectations to change. Neither the Company nor Net Element assumes any obligation, and they specifically disclaim any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

The Company and Net Element and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011. Information about Net Element’s directors and executive officers is set forth in Net Element’s annual report on Form 10-K for the fiscal year ended December 31, 2011. Additional information regarding the interests of such potential participants in the merger, which may be different than those of the Company’s shareholders and/or Net Element’s shareholders generally, have been included in the joint proxy statement/prospectus and other relevant documents filed with the SEC.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Cazador Acquisition Corporation Ltd., dated September 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAZADOR ACQUISITION CORPORATION LTD.

By:	/s/ Francesco Piovanetti
Name: Title:	Francesco Piovanetti Chairman, Chief Executive Officer, Chief Financial Officer and President

Date: October 2, 2012